SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 30, 2000
                                                  --------------



                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                0-22046                       38-3114641
----------------------------    -----------                 -------------------
(State or other jurisdiction    (Commission                    (IRS Employer
     of incorporation)          File Number)                Identification No.)


                      50 Spring Street, Ramsey, New Jersey 07446
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                (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (201) 934-8500
                                                            --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

     On March 30, 2000, the Company sent notice to its holders of publicly-traded Redeemable Common Stock Purchase Warrants ("Warrants") that it has called for redemption all of its outstanding Warrants for cash at the redemption price of $.01 per Warrant (the "Redemption Price") as of the close of business on May 1, 2000 (the "Redemption Date"). A copy of the letter to Warrant holders and Redemption Notice is attached hereto as Exhibit 1.1. Under the Warrant Agreement dated as of October 7, 1993, the Warrants are redeemable by the Company, upon notice of not less than thirty (30) days to the Warrant holders, provided that the last sales price of the Company's Common Stock on all 20 consecutive trading days ending on the third day prior to the date on which the Redemption Notice is given has been at least 181.81% of the then effective exercise price of the Warrants (currently $10.00 based on a $5.50 exercise price, subject to adjustment). Each Warrant is exercisable for one share of the Company's Common Stock at an exercise price of $5.50 per share. Any Warrants not exercised for shares of Common Stock prior to the close of business on the Redemption Date will be redeemed. From and after the Redemption Date, holders of Warrants will be entitled only to the Redemption Price.

     In addition, Mr. Yoav M. Cohen has resigned from his position as Chief Financial Officer and Senior Vice President of the Company to pursue other employment opportunities effective April 2, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

         The following exhibits are filed herewith:

         Exhibit 1.1- Letter to Warrant Holders and Notice of Redemption





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOGEN COMMUNICATIONS INTERNATIONAL, INC.


                                      By: /s/ Jonathan Guss
                                          ------------------------------
                                          Jonathan Guss, Chief Executive Officer



Date: March 30, 2000


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                      IMPORTANT - IMMEDIATE ACTION REQUIRED



March 30, 2000

Dear Warrant Holder:

     Bogen Communications International, Inc. (the "Company") has called for redemption of all of its outstanding ("Warrants") for cash at the redemption price of $.01 per Warrant (the "Redemption Price") on May 1, 2000. A copy of the Notice of Redemption is enclosed.

     The Company is entitled to redeem the Warrants because we have satisfied the condition of redemption - namely, that the last sales price of our common stock exceeded $10.00 per share for a period of 20 consecutive trading days ending within three (3) business days of the date of this notice. Each Warrant is exercisable for one share of common stock at the price of $5.50. AFTER 5:30 P.M. NEW YORK TIME, ON MAY 1, 2000 (the "Redemption Time"), THE WARRANTS WILL NO LONGER BE EXERCISABLE FOR SHARES OF COMMON STOCK AND YOU WILL ONLY HAVE THE RIGHT TO RECEIVE THE REDEMPTION PRICE.

     Until the Redemption Time, each Warrant is exercisable for one share of our common stock at an exercise price of $5.50 per share. The closing price of our common stock as reported by NASDAQ ranged from a high of $14.5625 to a low of $12.00 during the twenty trading day period from February 29, 2000 to March 27, 2000. Current market quotations are available from NASDAQ or your broker.

     The procedures for exercise and/or redemption of the Warrants is set forth in the accompanying Notice of Redemption. Questions and requests for assistance should be directed to the warrant agent, Continental Stock Transfer & Trust Company at (212) 509-4000.

                                            Very truly yours,

                                            BOGEN COMMUNICATIONS
                                            INTERNATIONAL, INC.



                                            By: /s/ Yoav M. Cohen
                                                ---------------------------
                                                Yoav M. Cohen
                                                Chief Financial Officer



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                              NOTICE OF REDEMPTION

                                       OF

                                    WARRANTS

To the Holders of Outstanding
Warrants of Bogen Communications International, Inc.

     We hereby give notice that we are redeeming all of our outstanding Redeemable Common Stock Purchase Warrants ("Warrants") on May 1, 2000. We are exercising this right pursuant to the terms of the Warrant Agreement dated as of October 7, 1993 governing our Warrants.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

     Redemption Date: May 1, 2000

     Redemption Price: $.01 per Warrant

     The right of our Warrant holders to exercise their Warrants to purchase shares of our Common Stock will terminate at 5:30 p.m. New York time on the Redemption Date. After such time, holders of Warrants will have no rights except to receive, upon surrender of their Warrants, the Redemption Price. The Redemption Price is substantially less than either (i) the market price of the shares of Common Stock receivable upon exercise of the Warrants or (ii) the price that could be obtained upon the sale of the Warrants in the open market.

REDEMPTION PROCEDURE

     Payment of the amount to be received on redemption will be made by us upon the presentation and surrender of the Warrants for payment at any time on or after the Redemption Date. To surrender Warrants for redemption, holders should deliver certificates representing their Warrants to Continental Stock Transfer & Trust Company, our warrant agent, at the following address:

                   Continental Stock Transfer & Trust Company
                                  Two Broadway
                            New York, New York 10004
                            Telephone: (212) 509-4000

EXERCISE PROCEDURE

     In lieu of surrendering the Warrants for redemption, Warrant holder may, at their option, exercise their Warrants to purchase our Common Stock.



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     Each Warrant entitles the holder to purchase one share of Common Stock at a price of $5.50 per share. During the period from February 29, 2000 through March 27, 2000 the closing price of the shares ranged from a high of $14.5625 to a low of $12.00, as reported by NASDAQ.

     The Warrants may be exercised by delivery of the warrant certificates to Continental Stock Transfer & Trust Company, our warrant agent, at the address set forth above under "Redemption Procedure" accompanied by a bank or certified check made payable to Bogen Communications International, Inc. for the full amount of the Exercise Price ($5.50 for each Warrant exercised). The subscription form on the reverse side of each Warrant must be completed in full and signed by the Warrant holder and the signature guaranteed by an eligible institution. The method of delivery of the Warrant certificates is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

     THE WARRANT CERTIFICATE AND THE PAYMENT OF THE EXERCISE PRICE MUST BE RECEIVED BY THE WARRANT AGENT PRIOR TO 5:30 P.M. NEW YORK TIME ON MAY 1, 2000. WARRANTS WHICH ARE RECEIVED AFTER SUCH DATE WILL NOT BE EXERCISED, BUT WILL BE REDEEMED. PROVIDED THAT A NOTICE OF EXERCISE AND PAYMENT IS RECEIVED BY THE WARRANT AGENT PRIOR TO 5:30 P.M. NEW YORK TIME ON MAY 1, 2000, BROKER-DEALERS SHALL HAVE THREE BUSINESS DAYS TO DELIVER WARRANT CERTIFICATES TO THE WARRANT AGENT.

     Any Warrant received which is not accompanied by payment of the Exercise Price or which is received without the subscription form having been completed and signed will be deemed to have been delivered for redemption, and not for exercise.